                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001

I. RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:           527,267.14
        Available Funds:
                  Contract Payments due and received in this period                4,822,785.67
                  Contract Payments due in prior period(s) and
                     received in this period                                         326,348.63
                  Contract Payments received in this period for next
                     period                                                           79,052.99
                  Sales, Use and Property Tax, Maintenance, Late Charges              90,369.46
                  Prepayment Amounts related to early termination in this
                     period                                                        2,414,893.43
                  Servicer Advance                                                 1,095,496.19
                  Proceeds received from recoveries on previously
                     Defaulted Contracts                                                   0.00
                  Transfer from Reserve Account                                       11,145.02
                  Interest earned on Collection Account                               11,015.19
                  Interest earned on Affiliated Account                                3,040.50
                  Proceeds from repurchase of Contracts per Contribution
                     and Servicing Agreement Section 5.03                                  0.00
                  Amounts paid per Contribution and Servicing Agreement
                     Section 7.01 (Substituted contract < Predecessor
                     contract)                                                             0.00
                  Amounts paid under insurance policies                                    0.00
                  Any other amounts                                                        0.00

                                                                                  -------------
        Total Available Funds                                                      9,381,414.22
        Less: Amounts to be Retained in Collection Account                           445,786.75
                                                                                  -------------
        AMOUNT TO BE DISTRIBUTED                                                   8,935,627.47
                                                                                  =============


        DISTRIBUTION OF FUNDS:

                  1. To Trustee -  Fees                                                    0.00
                  2. To Servicer, any unreimbursed Nonrecoverable
                     Advances or Servicer Advances                                   326,348.63
                  3. To Noteholders (For Servicer Report immediately
                     following the Final Additional Closing Date)

                            a) Class A1 Principal and Interest                             0.00
                            a) Class A2 Principal (distributed after A1
                               Note matures) and Interest                          6,428,922.45
                            a) Class A3 Principal (distributed after A2
                               Note matures) and Interest                            419,826.67
                            a) Class A4 Principal (distributed after A3
                               Note matures) and Interest                            508,746.22
                            b) Class B Principal and Interest                        125,769.70
                            c) Class C Principal and Interest                        252,345.11
                            d) Class D Principal and Interest                        170,026.26
                            e) Class E Principal and Interest                        224,448.85

                  4. To Reserve Account for Requirement per Indenture
                     Agreement Section 3.08                                                0.00
                  5. To Issuer - Residual  Principal and Interest and
                     Reserve Account Distribution
                            a) Residual Interest (Provided no
                               Restricting or Amortization Event in
                               effect)                                                67,986.89
                            b) Residual Principal (Provided no
                               Restricting or Amortization Event in
                               effect)                                               212,302.83
                            c) Reserve Account Distribution (Provided no
                               Restricting or Amortization Event in
                               effect)                                                11,145.02
                  6. To Servicer, Tax, Maintenance, Late Charges and
                     Bank Interest Earned and Any Other Amounts                      104,425.15
                  7. To Servicer, Servicing Fee and other Servicing
                     Compensations                                                    83,333.59
                                                                                  -------------
        TOTAL FUNDS DISTRIBUTED                                                    8,935,627.37
                                                                                  =============

                                                                                  -------------
        End of Period Collection Account Balance {Includes Payments in
           Advance & Restricting Event Funds (if any)}                               445,786.75
                                                                                  =============

II. RESERVE ACCOUNT

Beginning Balance                                                                 $4,104,190.93
            - Add Investment Earnings                                                 11,145.02
            - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                 0.00
            - Less Distribution to Certificate Account                                11,145.02
                                                                                  -------------
End of period balance                                                             $4,104,190.93
                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances                                                                          $4,104,190.93
                                                                                  =============

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Pool A                              139,028,105.95
                   Pool B                               56,527,844.15
                                                       --------------
                                                                           195,555,950.10

Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          803,321.08
Class A Monthly Interest - Pool B                          326,624.67

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       2,854,277.97
Class A Monthly Principal - Pool B                       3,373,271.62
                                                       --------------
                                                                             6,227,549.59

Ending Principal Balance of the Class A Notes

                   Pool A                              136,173,827.98
                   Pool B                               53,154,572.53
                                                       --------------      --------------
                                                                           189,328,400.51
                                                                           ==============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $240,779,000      Original Face $240,779,000      Balance Factor
 $        4.692875               $            25.864172               78.631608%
--------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                   Class A1                                      0.00
                   Class A2                             35,751,950.10
                   Class A3                             74,000,000.00
                   Class A4                             85,804,000.00
                                                       --------------

Class A Monthly Interest                                                   195,555,950.10
                   Class A1 (Actual Number Days/360)             0.00
                   Class A2                                201,372.86
                   Class A3                                419,826.67
                   Class A4                                508,746.22
                                                       --------------

Class A Monthly Principal

                   Class A1                                      0.00
                   Class A2                              6,227,549.59
                   Class A3                                      0.00
                   Class A4                                      0.00
                                                       --------------
                                                                             6,227,549.59

Ending Principal Balance of the Class A Notes

                   Class A1                                      0.00
                   Class A2                             29,524,400.51
                   Class A3                             74,000,000.00
                   Class A4                             85,804,000.00

                                                       --------------      --------------
                                                                           189,328,400.51
                                                                           ==============


Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $41,000,000    Original Face $41,000,000       Balance Factor
 $           4.911533         $               151.891453              72.010733%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes

                                      Pool A             2,369,669.30
                                      Pool B               963,483.27
                                                         ------------
                                                                           3,333,152.57

      Class B Overdue Interest, if any                           0.00
      Class B Monthly Interest - Pool A                     13,947.48
      Class B Monthly Interest - Pool B                      5,670.90
      Class B Overdue Principal, if any                          0.00
      Class B Monthly Principal - Pool A                    48,652.47
      Class B Monthly Principal - Pool B                    57,498.85
                                                         ------------
                                                                             106,151.32

      Ending Principal Balance of the Class B Notes

                                      Pool A             2,321,016.83
                                      Pool B               905,984.42
                                                         ------------      ------------
                                                                           3,227,001.25
                                                                           ============


      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $4,104,000    Original Face $4,104,000     Balance Factor
       $         4.780307          $               25.865331          78.630635%
      --------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes

                                      Pool A             4,739,338.60
                                      Pool B             1,926,966.53
                                                         ------------
                                                                           6,666,305.13

      Class C Overdue Interest, if any                           0.00
      Class C Monthly Interest - Pool A                     28,467.63
      Class C Monthly Interest - Pool B                     11,574.65
      Class C Overdue Principal, if any                          0.00
      Class C Monthly Principal - Pool A                    97,304.93
      Class C Monthly Principal - Pool B                   114,997.90
                                                         ------------
                                                                             212,302.83

      Ending Principal Balance of the Class C Notes

                                      Pool A             4,642,033.67
                                      Pool B             1,811,968.63
                                                         ------------      ------------
                                                                           6,454,002.30
                                                                           ============


      --------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
      Original Face $8,208,000   Original Face $8,208,000      Balance Factor
       $           4.878445       $               25.865355           78.630632%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes

                          Pool A                          3,159,559.06
                          Pool B                          1,284,644.35
                                                          ------------
                                                                            4,444,203.41

       Class D Overdue Interest, if any                           0.00
       Class D Monthly Interest - Pool A                     20,255.41
       Class D Monthly Interest - Pool B                      8,235.64
       Class D Overdue Principal, if any                          0.00
       Class D Monthly Principal - Pool A                    64,869.95
       Class D Monthly Principal - Pool B                    76,665.26
                                                          ------------
                                                                              141,535.21

       Ending Principal Balance of the Class D Notes

                          Pool A                          3,094,689.11
                          Pool B                          1,207,979.09
                                                          ------------      ------------
                                                                            4,302,668.20
                                                                            ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
       Original Face $5,472,000   Original Face $5,472,000     Balance Factor
        $           5.206698       $               25.865353          78.630632%
       -------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes

                          Pool A                          3,949,448.82
                          Pool B                          1,605,805.44
                                                          ------------
                                                                            5,555,254.26

       Class E Overdue Interest, if any                           0.00
       Class E Monthly Interest - Pool A                     33,790.83
       Class E Monthly Interest - Pool B                     13,739.00
       Class E Overdue Principal, if any                          0.00
       Class E Monthly Principal - Pool A                    81,087.44
       Class E Monthly Principal - Pool B                    95,831.58
                                                          ------------
                                                                              176,919.02

       Ending Principal Balance of the Class E Notes

                          Pool A                          3,868,361.38
                          Pool B                          1,509,973.86
                                                          ------------      ------------
                                                                            5,378,335.24
                                                                            ============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
       Original Face $6,840,000   Original Face $6,840,000    Balance Factor
        $           6.948806       $               25.865354          78.630632%
       -------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance

                     Pool A                                                4,740,518.54
                     Pool B                                                1,927,515.49
                                                                           ------------
                                                                                             6,668,034.03

       Residual Interest - Pool A                                             47,822.55
       Residual Interest - Pool B                                             20,164.34
       Residual Principal - Pool A                                            97,304.93
       Residual Principal - Pool B                                           114,997.90
                                                                           ------------
                                                                                               212,302.83

       Ending Residual Principal Balance

                     Pool A                                                4,643,213.61
                     Pool B                                                1,812,517.59
                                                                           ------------      ------------
                                                                                             6,455,731.20
                                                                                             ============


X. PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                         83,333.59
       - Servicer Advances reimbursement                                                       326,348.63
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                       104,425.15
                                                                                             ------------
       Total amounts due to Servicer                                                           514,107.37
                                                                                             ============

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                           157,986,640.26

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                0.00

               Decline in Aggregate Discounted Contract Balance                                            3,243,497.69

               Aggregate Discounted Contract Balance, as defined in Indenture                            --------------
                  Agreement, at the ending of the related Collection Period                              154,743,142.57
                                                                                                         ==============


               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer
                        Advances                                                         2,873,971.61

                   - Principal portion of Prepayment Amounts                               369,526.08

                   - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                   0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                        have become Defaulted Contracts during the Collection
                        Period                                                                   0.00

                   - Aggregate Discounted Contract Balance of Substitute
                        Contracts added during Collection Period                                 0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                        Contracts withdrawn during Collection Period                             0.00

                                                                                       --------------
                              Total Decline in Aggregate Discounted Contract Balance     3,243,497.69
                                                                                       ==============


POOL B

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                            64,236,259.21

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                0.00

               Decline in Aggregate Discounted Contract Balance                                            3,833,263.21

               Aggregate Discounted Contract Balance, as defined in Indenture                            --------------
                  Agreement, at the ending of the related Collection Period                               60,402,996.00
                                                                                                         ==============


               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer
                        Advances                                                         1,803,213.16

                   - Principal portion of Prepayment Amounts                             2,030,050.05

                   - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                   0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                        have become Defaulted Contracts during the Collection Period             0.00

                   - Aggregate Discounted Contract Balance of Substitute
                        Contracts added during Collection Period                                 0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                        Contracts withdrawn during Collection Period                             0.00

                                                                                       --------------
                              Total Decline in Aggregate Discounted Contract Balance     3,833,263.21
                                                                                       ==============
                                                                                                         --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                        215,146,138.57
                                                                                                         ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                       Predecessor
                                               Discounted                  Predecessor                  Discounted
           Lease #    Lessee Name              Present Value               Lease #                      Present Value
           -------------------------           -----------------------     ---------------------        -----------------------
                      NONE



                                               -----------------------                                  -----------------------
                                        Totals:                  $0.00                                                    $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                         NO     X
                                                                            ----------                  --------


           POOL B                                                                                       Predecessor
                                               Discounted                  Predecessor                  Discounted
           Lease #    Lessee Name              Present Value               Lease #                      Present Value
           -------------------------           -----------------------     ---------------------        -----------------------
                      NONE



                                               -----------------------                                  -----------------------
                                        Totals:                  $0.00                                                    $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                       $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                     $86,877,354.94
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
           THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                         NO     X
                                                                            ----------                  --------

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

           POOL A - NON-PERFORMING                                                                     Predecessor
                                                            Discounted           Predecessor           Discounted
           Lease #   Lessee Name                            Present Value        Lease #               Present Value
           ----------------------------------------         ----------------     ---------------       ------------------------
           1528-004  U.S. Neurological, Inc.                     $194,560.17            2042-202                    $981,403.44
           2826-001  Newark Health Imaging, L.L.C.               $789,368.50
           2875-008  MRI of River North, INC. et al              $735,842.45            2314-004                    $707,303.41








                                                            ----------------                           ------------------------
                                                     Totals:   $1,719,771.12                                      $1,688,706.85

           a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         1,688,706.85
           b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                    NO     X
                                                                                ----------             --------



           POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                               Predecessor
                                                            Discounted           Predecessor           Discounted
           Lease #    Lessee Name                           Present Value        Lease #               Present Value
           ----------------------------------------         ----------------     ---------------       ------------------------
                      None



                                                            ----------------                           ------------------------
                                                     Totals:           $0.00                                              $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                     $86,877,354.94
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                   NO     X
                                                                                 ----------            --------

                        DVI RECEIVABLES XII L.L.C. 2000-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS

1.              AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
          This Month                         5,183,977.12            This Month                           215,146,138.57
          1 Month Prior                      4,286,420.41            1 Month Prior                        222,222,899.47
          2 Months Prior                     5,016,742.23            2 Months Prior                       228,807,796.69

          Total                             14,487,139.76            Total                                666,176,834.73

          A) 3 MONTH AVERAGE                 4,829,046.59            B) 3 MONTH AVERAGE                   222,058,944.91

          c) a/b                                     2.17%


2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                Yes                No          X
                                                                                -----------------      -----------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                 Yes                No          X
                                                                                -----------------      -----------------
          B. An Indenture Event of Default has occurred and is then
               continuing?                                                      Yes                No          X
                                                                                -----------------      -----------------

4.        Has a Servicer Event of Default occurred?                             Yes                No          X
                                                                                -----------------      -----------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                      Yes                No          X
                                                                                -----------------      -----------------
          B. Bankruptcy, insolvency, reorganization; default/violation
               of any covenant or obligation not remedied within 90 days?       Yes                No          X
                                                                                -----------------      -----------------
          C. As of any Determination date, the sum of all defaulted
               contracts since the Closing date exceeds 6% of the ADCB
               on the Closing Date?                                             Yes                No          X
                                                                                -----------------      -----------------


6.        Aggregate Discounted Contract Balance at Closing Date           Balance  $       273,612,728.90
                                                                                  ---------------------------


          DELINQUENT LEASE SUMMARY

                 Days Past Due         Current Pool Balance          # Leases
                       31 - 60                13,028,111.89                46
                       61 - 90                 4,001,791.31                18
                      91 - 180                 4,286,420.41                26


          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer